UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

LENSAR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39473	32-0125724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Discovery Drive
Orlando, Florida	32826
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 536-7271

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, on March 23, 2025, LENSAR, Inc. (“LENSAR”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alcon Research, LLC, a Delaware limited liability company (“Parent” or “Alcon”), and VMI Option Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, Merger Sub will merge with and into LENSAR, with LENSAR surviving as a wholly owned subsidiary of Parent (the “Merger”).

On May 21, 2025, LENSAR and Alcon each received a request for additional information and documentary materials (the “Second Request”) from the Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the Merger. The effect of the Second Request is to extend the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), until 30 days after LENSAR and Alcon have substantially complied with the Second Request, unless that period is extended voluntarily by LENSAR and Alcon or terminated sooner by the FTC. Both LENSAR and Alcon expect to promptly respond to the Second Request and to continue to work cooperatively with the FTC in its review of the Merger. LENSAR continues to expect that the Merger will be completed in the second half of 2025, subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the potential transaction between LENSAR and Alcon. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions.

Forward-looking statements are based on LENSAR’s management’s current expectations, beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions.

The following factors could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect LENSAR or the expected benefits of the proposed Merger or that the approval of LENSAR’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for LENSAR will be made; (iv) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances which would require LENSAR to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the Merger on LENSAR’s ability to retain and hire key personnel, or its operating results and business generally, (vii) there may be liabilities related to the Merger that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (viii) the Merger may result in the diversion of management’s time and attention to issues relating to the Merger; (ix) there may be significant transaction costs in connection with the Merger; (x) legal proceedings may be instituted against LENSAR following the announcement of the Merger, which may have an unfavorable outcome; and (xi) LENSAR’s stock price may decline significantly if the Merger is not consummated. In addition, a number of other important factors could cause LENSAR’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed under the heading “Risk Factors” contained in LENSAR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in LENSAR’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investor Relations section of LENSAR’s website at https://ir.lensar.com.

All forward-looking statements are expressly qualified in their entirety by such factors. Except as required by law, LENSAR does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise. These forward-looking statements should not be relied upon as representing LENSAR’s views as of any date subsequent to the date of this Current Report.

Additional Information

This Current Report may be deemed solicitation material in respect of the proposed acquisition of LENSAR. A special stockholder meeting has been announced to obtain stockholder approval in connection with the proposed Merger between LENSAR and Parent. LENSAR has filed with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. Investors of LENSAR are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety because they contain important information about LENSAR and the proposed Merger. Investors may obtain a free copy of these materials and other documents filed by LENSAR with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at https://ir.lensar.com/financials/sec-filings.

Participants in the Solicitation

LENSAR and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of LENSAR’s stockholders in connection with the proposed Merger will be set forth in LENSAR’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENSAR, Inc.

Date: May 22, 2025	By:	/s/ Nicholas T. Curtis
Nicholas T. Curtis
Chief Executive Officer